SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 1, 2002
                                                           -----------------


                                   QUIPP, INC.
                                  ------------
                 (Exact Name of Registrant Specified in Charter)

          Florida                      0-14870                  59-2306191
          -------                      --------                 ----------
      (State or Other             (Commission File           (I.R.S. Employer
      Jurisdiction of                  Number)              Identification No.)
       Incorporation)



                              4800 NW 157th Street
                              Miami, Florida 33014
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               (Address of Principal Executive Offices) (Zip Code)



       Registrant's telephone number, including area code: (305) 623-8700
                                                          ---------------


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ITEM 5. OTHER EVENTS.

At its meeting on February 28, 2002, Quipp's Board of Directors set April 25, 2002 as the date for Quipp's 2002 annual meeting of shareholders. As noted in the proxy statement for Quipp's 2001 annual meeting of shareholders, any shareholder proposal to be presented at the 2002 annual meeting of shareholders must have been received by Quipp on or before February 12, 2002 in order to be included in the proxy statement relating to the 2002 annual meeting. Under the terms of the Quipp's Bylaws, shareholders who intend to propose business to be considered at the 2002 annual meeting of stockholders (other than a proposal submitted for inclusion in the Company's proxy materials) must provide notice to Quipp no earlier than March 6, 2002 and no later than April 4, 2002, in accordance with procedures set forth in the Bylaws.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.    Exhibit
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99.1           Bylaws, as amended.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      QUIPP, INC.


Date: March 1, 2002                   By: /s/ Michael S. Kady
      -----------------                 ----------------------------------------
                                              Michael S. Kady
                                              President and Chief Executive
                                                Officer


                                       3
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                                  EXHIBIT INDEX

Exhibit No.    Exhibit
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99.1           Bylaws, as amended.